Inventories	12 Months Ended
Dec. 31, 2022
Subclassifications of assets, liabilities and equities [abstract]
Inventories

14.	Inventories

	At December 31,
	2022	2021
	(€ million)
Finished goods and goods for resale	€8,304	€5,144
Work-in-progress, raw materials and manufacturing supplies	8,781	6,019
Amount due from customers for contract work	275	198
Total Inventories	€17,360	€11,361
Inventories of FCA with an acquisition fair value of €9.3 billion were recognized on completion of the merger resulting in a revaluation of €522 million as compared to the book value in FCA that was reversed as the inventory turned during the first half of the year ended December 31, 2021. Refer to Note 3, Scope of consolidation for additional information.
The increase in total inventories in 2022 compared to 2021 reflects increases in raw materials and components costs and safety stock, as well as an increase in new vehicle inventory levels mainly as a result of logistic challenges. In addition, due to the continuing effects of logistical challenges in Enlarged Europe, there was a significant increase in Finished goods as of December 31, 2022.
The amount of inventory write-downs recognized primarily within Cost of revenues during the years ended December 31, 2022, 2021 and 2020 was €397 million, €479 million and €23 million, respectively. These mainly relate to finished goods.
The Construction contracts, net asset/(liability) related to the design and production of industrial automation systems and related products and is summarized as follows:

	At December 31,
	2022	2021
	(€ million)
Aggregate amount of costs incurred and recognized profits (less recognized losses) to date	€826	€696
Less: Progress billings	662	552
Construction contracts, net asset/(liability)	€164	€144
Construction contract assets	275	198
Less: Construction contract liabilities (Note 23)	111	54
Construction contracts, net asset/(liability)	€164	€144
Changes in the Company's construction contracts, net asset/(liability) for the year ended December 31, 2022, were as follows:

	At January 1, 2022	Advances received from customers	Amounts recognized within revenue	At December 31, 2022
	(€ million)
Construction contracts, net asset/(liability)	€144	€(759)	€779	€164
At December 31, 2022, the entire amount of Construction contracts, net asset/(liability) was expected to be recognized as revenue in the following 12 months.